AB CORPORATE SHARES

-AB Corporate Income Shares

-AB Municipal Income Shares

-AB Taxable Multi-Sector Income Shares

-AB Impact Municipal Income Shares

-AB Tax-Aware Real Return Income Shares

(the “Funds”)

Supplement dated April 19, 2022 to the Funds’ Prospectus dated August 31, 2021.

* * * * *

The following replaces the first sentence in the section “Additional Information About the Funds’ Strategies, Risks and Investments – Loan Participations and Assignments” in the Prospectus:

A Fund may invest in direct debt instruments, which are interests in amounts owed to lenders or lending syndicates by corporate, governmental or other borrowers, either by participating as co-lender at the time the loan is originated or by buying an interest in the loan in the secondary market from a financial institution or institutional investor.

* * * * *

This Supplement should be read in conjunction with the Prospectus for the Funds.

You should retain this Supplement with your Prospectus for future reference.

__________________

The [A/B] Logo is a service mark of AllianceBernstein and AllianceBernstein® is a registered trademark used by permission of the owner, AllianceBernstein L.P.